Investor Presentation JUNE 2024

Delek Tech 2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; risks and uncertainties related to the integration by Delek Logistics of the Delaware Gathering business following its acquisition; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. To reflect events or circumstances that occur, or which Delek US becomes aware of, after the date hereof, except as required by applicable law or regulation.

Delek US Holdings

Integrated Downstream Energy Company

Refining – 302,000 BPD throughput capacity from four PADD 3 refineries with access to advantaged domestic, inland crudes and Gulf Coast product pricing

Logistics – transportation, storage and wholesale distribution of crude oil, intermediate and refined products, primarily through Delek Logistics (DKL), a master limited partnership

Retail – 250 convenience stores, primarily in West Texas and New Mexico

Unlocking Value for Shareholders and Unitholders

Evaluating opportunities across Delek US business segments to unlock value for shareholders and unitholders

As of March 31, 2024, Delek US owns 72.7% of DKL, an equity value of approximately $1.41 billion based on ~$41 per DKL unit[(1)]

Alternatives to highlight Retail multiple of 6.5x - 10x[(2)]

Financial Strength and Flexibility

Delek US Holdings (DK) – $753.4 million of cash; $2,496.9 million long-term debt; $1.74 billion of net debt, as of March 31, 2024

Delek Logistics (DKL) – $9.7 million cash; $1,601.2 million long-term debt, as of March 31, 2024

DK excluding DKL – $743.7 million cash; $895.7 million long-term debt, $152.0 million net debt, excluding DKL

(1) Bloomberg- 3/31/2024 - 13F and Pricing Information
(2) Multiples based on sell-side research (Wells Fargo, TPH, Scotiabank, Raymond James, Piper Sandler)

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Well prepared for mid-cycle market environment Strategic Objectives 2024 Priorities Run safely, reliably and in an environmentally responsible manner Complete successful turnaround of Krotz Springs Refinery Streamline structures and processes Execute a prudent and disciplined capital allocation approach Deliver sustainable and competitive shareholder returns Optimize the balance sheet and reduce debt Improve cost and process efficiencies to reach run-rate goal Unlock 'Sum of the Parts' value Evaluate opportunities in energy transition Financial Strength and Shareholder Return Operational Excellence Strategic Initiatives 4

Delek Tech 5 Integrated Company with Asset Diversity and Scale Source 207,000 bpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline RIO

Financial Summary Financial Highlights $ in millions (except per share) 1Q23 4Q23 1Q24 Net Income (Loss) $64.3 $(164.9) $(32.6) Adjusted Net Income (Loss) $92.7 $(93.2) $(26.2) Adjusted Net Income (Loss) per share $1.37 $(1.46) $(0.41) Adjusted EBITDA $284.6 $60.6 $158.7 Cash from Operations $395.1 $90.8 $166.7 Capital Allocation $ in millions 1Q24 Capital Program $45.9 DK Dividend Distributions $15.7 6

2024 Consolidated Cash Flow ($MM's) *includes cash and cash equivalents $822.2 $166.7 $(41.6) $(193.9) $753.4 12/31/2024 Cash Balance* Operating Activities Investing Activities Financing Activities 3/31/2024 Cash Balance* 7

Capital Program 1Q24 Actual & 2024 Forecast $'s in Millions 1Q24 2024 Forecast ($ millions) Total Total Refining $ 22 $ 220 Logistics (Delek Logistics Partners) 15 70 Retail 4 15 Corporate & Other 5 25 Capital expenditures $ 46 $ 330 1Q24 77% 23% Regulatory & Sustaining Growth 2024 Forecast 65% 35% Regulatory & Sustaining Growth 8

Net Debt $'s in Millions Mar 31, 2024 Dec 31, 2023 Consolidated long-term debt - current portion $ 14.5 $ 44.5 Consolidated long-term debt - non-current portion 2,482.4 2,555.3 Consolidated total long-term debt $ 2,496.9 $ 2,599.8 Less: Cash and cash equivalents 753.4 822.2 Consolidated net debt $ 1,743.5 $ 1,777.6 Less: Delek Logistics net debt 1,591.5 1,700.0 Delek US, excluding DKL net debt $ 152.0 $ 77.6 10

Delek Tech 10 Refining DK Refining System Tyler El Dorado Big Spring Krotz Springs PADD 3 Refining System with Crude Slate Optionality Crude Slate % *as of March 31, 2024 71.4% 6.2% 3.4% 19.0% WTI Crude Oil Gulf Coast Sweet Crude Local Arkansas Crude Oil Other 82.6% 17.4% WTI Crude Oil East Texas Crude Oil 66.4% 11.6% 22.0% WTI Crude Oil Local Arkansas Crude Oil Other 72.7% 27.3% WTI Crude Oil WTS Crude Oil 64.5% 25.1% 10.4% WTI Crude Oil Gulf Coast Sweet Crude Other Refinery Crude Throughput Capacity (BPD) Nelson Complexity Tyler 75,000 8.7 El Dorado 80,000 10.2 Big Spring 73,000 10.5 Krotz Springs 74,000 8.8 Crude Throughput 302,000 9.6

Refining Improvement Plan

Path to refinery optimization

Tyler Refinery
Commercially optimized with reliable operations

El Dorado Refinery
Opportunities to advance commercial optionality

Big Spring Refinery
Niche location, executing on reliability improvements

Krotz Refinery
Opportunities to advance commercial optionality



Current State
Future State
Past State
Sustainable operational reliability
Commercial optimization opportunities
Sustainable operational reliability
Commercial optimization realized
El Dorado
Krotz Springs
Tyler
Big Spring
Inconsistent operational reliability
Commercial optimization opportunities
Inconsistent operational reliability
Commercial optimization realized
Operational Excellence
Commercial Optimization

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Gathering & Processing Marketing & Terminalling Storage & Transportation Pipeline Joint Ventures Includes pipelines, trucks, and ancillary assets that provide crude oil gathering, refined products transportation and storage services Midland and Delaware gathering assets ~2,204 miles of pipeline & gathering infrastructure1 G&P assets are integrated with pipeline assets in support of DK’s refining operations in Tyler, El Dorado and Big Spring, as well as other third parties Terminalling services for 3rd parties and DK Wholesale and Marketing business in West Texas Markets 100% of refined products output of Tyler refinery in East Texas 9 light product terminals in Texas, Tennessee and Arkansas Approximately 1.2 million barrels of shell capacity Provides crude oil, intermediate and refined products transportation / storage services Rail infrastructure and fleet Rail offloading facilities ~200 company operated trucks 10.0 mmbbls storage capacity JV crude oil pipelines Three joint ventures with strategic connections to Cushing, Permian, and other key exchange points with MVC commitments RIO (33% Ownership) • JV with MPLX Caddo (50% Ownership) • JV with Plains Pipeline LP Red River (33% Ownership) • JV with Plains Pipeline LP Logistics 13 • Primarily through 72.7% owned MLP, Delek Logistics Partners, LP (DKL) • Positioned to benefit from activity in the Permian Basin • Diversified portfolio of assets integrated with Refining and Marketing • Multi-year minimum volume commitment (MVC) contracts (1) Includes approximately 240 miles of leased pipeline capacity and 489 miles of gathering system pipeline which is decommissioned

13 Retail ~80% integration with existing downstream operations offering synergies and competitive advantage Operate 250 C-stores in West Texas and New Mexico 162 thousand of gallons in fuel sales (per site) per quarter Implement interior rebranding/ re-imaging

Environmental, Social, and Governance (ESG) 14

Adjusted EBITDA 4Q23 vs 1Q24 ($MM's) 1Q24 Adjusted EBITDA Results by Segment Refining Logistics Retail Corporate $106.1 $99.7 $6.5 $(53.6) $60.6 $116.5 $0.3 $(2.8) $(15.9) $158.7 4Q23 Refining Logistics Retail Corporate 1Q24 15

Guidance 2nd Quarter 2024 $'s in Millions Low High Operating Expenses $215 $225 General and Administrative Expenses $60 $65 Depreciation and Amortization $90 $95 Net Interest Expense $80 $90 Barrels per day (bpd) Low High Total Crude Throughput 287,000 300,000 Total Throughput 299,000 312,000 Total Throughput by Refinery: Tyler, TX 72,000 76,000 El Dorado, AR 80,000 83,000 Big Spring, TX 68,000 71,000 Krotz Spring, LA 79,000 82,000 16

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss)

$ in millions (unaudited)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	Three Months Ended December 31, 2023
Reported net (loss) income attributable to Delek US	**$ (32.6)**	**$ 64.3**	**$ (164.9)**
Adjusting items (1)			
Inventory LCM valuation (benefit) loss	(8.8)	(1.7)	6.6
Tax effect	2.0	0.4	(1.5)
Inventory LCM valuation (benefit) loss, net	(6.8)	(1.3)	5.1
Other inventory impact	(1.4)	77.1	48.6
Tax effect	0.3	(17.3)	(11.0)
Other inventory impact, net (2) (3)	(1.1)	59.8	37.6
Business interruption insurance recoveries	—	(5.1)	—
Tax effect	—	1.1	—
Business interruption insurance recoveries, net	—	(4.0)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.0	(32.2)	(9.5)
Tax effect	(2.0)	7.2	2.2
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net	7.0	(25.0)	(7.3)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.2	—	—
Tax effect	(1.4)	—	—
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net (4)	4.8	—	—
Restructuring costs	3.2	(1.4)	31.4
Tax effect	(0.7)	0.3	(7.1)
Restructuring costs, net (2)	2.5	(1.1)	24.3
El Dorado refinery fire losses	—	—	0.7
Tax effect	—	—	(0.2)
El Dorado refinery fire losses, net	—	—	0.5
Goodwill impairment	—	—	14.8
Tax effect	—	—	(3.3)
Goodwill impairment, net	—	—	11.5
Total adjusting items (1)	6.4	28.4	71.7
Adjusted net (loss) income	**$ (26.2)**	**$ 92.7**	**$ (93.2)**

(1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

(2) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(3) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

(4) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

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Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share Three Months Ended March 31, Three Months Ended December 31, $ per share (unaudited) 2024 2023 2023 Reported diluted (loss) income per share $ (0.51) $ 0.95 $ (2.57) Adjusting items, after tax (per share) (1) (2) Net inventory LCM valuation (benefit) loss (0.11) (0.02) 0.08 Other inventory impact (3) (4) (0.02) 0.89 0.58 Business interruption insurance recoveries — (0.06) — Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements 0.11 (0.37) (0.11) Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements (5) 0.08 — — Restructuring costs (3) 0.04 (0.02) 0.37 El Dorado refinery fire losses — — 0.01 Goodwill impairment — — 0.18 Total adjusting items (1) 0.10 0.42 1.11 Adjusted net (loss) income per share $ (0.41) $ 1.37 $ (1.46) (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Q1 2024 Earnings Release. (4) Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial. (5) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial. 18

Reconciliation of Net (Loss) Income attributable to Delek US to Adjusted EBITDA

$ in millions (unaudited)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	Three Months Ended December 31, 2023
Reported net (loss) income attributable to Delek US	**$ (32.6)**	**$ 64.3**	**$ (164.9)**
Add:			
Interest expense, net	87.7	76.5	79.0
Income tax expense (benefit)	(7.2)	15.8	(38.4)
Depreciation and amortization	95.2	83.4	87.5
EBITDA attributable to Delek US	**143.1**	**240.0**	**(36.8)**
Adjusting items			
Net inventory LCM valuation (benefit) loss	(8.8)	(1.7)	6.6
Other inventory impact [1] [2]	(1.4)	77.1	48.6
Business interruption insurance recoveries	—	(5.1)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.0	(32.2)	(9.5)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	6.2		
Restructuring costs [1]	3.2	(1.4)	31.4
El Dorado refinery fire losses	—	—	0.7
Goodwill impairment	—	—	14.8
Net income attributable to non-controlling interest	7.4	7.9	4.8
Total Adjusting items	15.6	44.6	97.4
Adjusted EBITDA	**$ 158.7**	**$ 284.6**	**$ 60.6**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the 1Q24 Earnings Release.

[2] Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

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Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Three Months Ended March 31, 2024				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 101.1	$ 99.7	$ 6.5	$ (64.2)	$ 143.1
Adjusting items					
Net inventory LCM valuation (benefit) loss	(8.8)	—	—	—	(8.8)
Other inventory impact [1][2]	(1.4)	—	—	—	(1.4)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.0	—	—	—	9.0
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [3]	6.2	—	—	—	6.2
Restructuring costs	—	—	—	3.2	3.2
Net income attributable to non-controlling interest	—	—	—	7.4	7.4
Total Adjusting items	5.0	—	—	10.6	15.6
Adjusted Segment EBITDA	$ 106.1	$ 99.7	$ 6.5	$ (53.6)	$ 158.7

$ in millions (unaudited)	Three Months Ended March 31, 2023				
	Refining	Logistics	Retail	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek	$ 192.1	$ 91.4	$ 6.4	$ (49.9)	$ 240.0
Adjusting items					
Net inventory LCM valuation (benefit) loss	(1.7)	—	—	—	(1.7)
Other inventory impact [1][2]	77.1	—	—	—	77.1
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(32.2)	—	—	—	(32.2)
Restructuring costs	—	—	—	(1.4)	(1.4)
Business Interruption insurance recoveries	(5.1)	—	—	—	(5.1)
Net income attributable to non-controlling interest	—	—	—	7.9	7.9
Total Adjusting items	38.1	—	—	6.5	44.6
Adjusted Segment EBITDA	$ 230.2	$ 91.4	$ 6.4	$ (43.4)	$ 284.6

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 1Q24 Earnings Release.

[2] Starting with the quarter ended September 30, 2023, we updated our other inventory impact calculation to exclude the impact of certain pipeline inventories not used in our refinery operations. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

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